UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 10, 2014

ISIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Isis Pharmaceuticals, Inc. held its Annual Meeting of Stockholders on June 10, 2014.  The stockholders considered seven proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with SEC on April 25, 2014.

Proposal 1:	Election of directors to hold office until the 2017 Annual Meeting:

	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTES
Spencer R. Berthelsen	78,751,555	2,153,826	3,516,027	17,393,063
B. Lynne Parshall	80,051,508	1,029,353	3,340,547	17,393,063
Joseph H. Wender	82,120,552	771,040	1,529,816	17,393,063

The Company’s stockholders elected the foregoing candidates, by affirmative votes by a majority of the votes of the shares represented in person or by proxy at the meeting and entitled to vote in the election of Directors.

Proposal 2:	Ratification of the appointment of a director to hold office until the 2015 Annual Meeting:
	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTES
Breaux Castleman	82,210,674	2,070,994	139,740	17,393,063

The Company’s stockholders ratified Mr. Castleman’s appointment by affirmative votes by a majority of the votes of the shares represented in person or by proxy at the meeting and entitled to vote in the election of a Director.

Proposal 3:	Ratification of the appointment of a director to hold office until the 2016 Annual Meeting:

	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTES
Joseph Loscalzo	83,815,199	464,623	141,586	17,393,063

The Company’s stockholders ratified Dr. Loscalzo’s appointment by affirmative votes by a majority of the votes of the shares represented in person or by proxy at the meeting and entitled to vote in the election of a Director.

Proposal 4:	Amendment to the Isis Pharmaceuticals, Inc. Restated Certificate of Incorporation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
96,941,381	3,611,772	1,261,318	0

The Company’s stockholders approved the foregoing proposal.

Proposal 5:	Approve an amendment to the Isis Pharmaceuticals, Inc. 2002 Non-Employee Directors’ Stock Option Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
80,304,735	3,966,102	150,571	17,393,063

The Company’s stockholders approved the foregoing proposal.

Proposal 6:	Approval, on an advisory basis, of the compensation paid to the Company’s executive officers, including the following resolution:

“RESOLVED, that Isis’ stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
83,325,374	884,405	211,629	17,393,063

The Company’s stockholders approved the foregoing proposal.

Proposal 7:	Ratify the Audit Committee's selection of Ernst & Young LLP as independent auditors for our 2014 fiscal year:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
100,326,491	1,144,920	343,060	0

The Company’s stockholders approved the foregoing proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Isis Pharmaceuticals, Inc.

Dated: June 12, 2014	By:	/s/ B. Lynne Parshall
B. Lynne Parshall
Chief Operating Officer and Secretary